Exhibit 99.1
BRAND INTERACTION GROUP LLC
FINANCIAL STATEMENTS
December 31, 2009 and 2008

BRAND INTERACTION GROUP LLC
INDEX TO AUDITED FINANCIAL STATEMENTS
December 31, 2009 and 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Members
Brand Interaction Group LLC
Summit, New Jersey
We have audited the accompanying balance sheets of Brand Interaction Group LLC as of December 31, 2009 and 2008 and the related statements of operations, changes in members’ deficit, and cash flows for years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brand Interaction Group LLC as of December 31, 2009 and 2008, and the results of its operations and its cash flows for years then ended, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had net losses, accumulated deficit and cash used in operations of $241,216, $277,725, and $216,269 respectively, for the year ended December 31, 2009. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ Randall N. Drake, CPA, PA
Certified Public Accountants
Clearwater, Florida
August 26, 2010

BRAND INTERACTION GROUP LLC
BALANCE SHEETS
(Audited)

	December 31, 2009	December 31, 2008

ASSETS
CURRENT ASSETS:
Cash	$5,392	$7,159
Prepaid expenses	—	1,416

Total Current Assets	5,392	8,575

OTHER ASSETS:
Intangible asset, net	4,296	—

Total Assets	$9,688	$8,575

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$56,714	$43,299
Note payable	120,000	—
Due to related parties	127,206	111,225

Total Current Liabilities	303,920	154,524

LONG-TERM LIABILITY:
Loans payable	—	125,000

Total Liabilities	303,920	279,524

MEMBERS’ DEFICIT	(294,232)	(270,949)

Total Liabilities and Members’ Deficit	$9,688	$8,575

See accompanying notes to audited financial statements.

BRAND INTERACTION GROUP LLC
STATEMENTS OF OPERATIONS
(Audited)

	For the Years Ended
	December 31,
	2009	2008

Net revenues	$121,642	$85,000

Operating expenses:
Cost of revenues	147,972	23,342
Sales and marketing	148,577	3,492
General and administrative expenses	63,365	56,573

Total operating expenses	359,914	83,407

Loss from operations	(238,272)	1,593

Other expense
Interest expense	(2,944)	(9,968)

Net Loss	$(241,216)	$(8,375)

See accompanying notes to audited financial statements.

BRAND INTERACTION GROUP LLC
STATEMENTS OF CHANGES IN MEMBERS’ DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
(Audited)

			Total
	Members’	Accumulated	Members’
	Deficit	Deficit	Deficit

Balance, December 31, 2007	$(44,440)	$(28,134)	$(72,574)

Member Distributions	(190,000)	—	(190,000)

Net loss	—	(8,375)	(8,375)

Balance, December 31, 2008	(234,440)	(36,509)	(270,949)

Member Distributions	(16,035)	—	(16,035)

Member Contributions	233,968	—	233,968

Net loss	—	(241,216)	(241,216)

Balance, December 31, 2009	$(16,507)	$(277,725)	$(294,232)

See accompanying notes to audited financial statements.

BRAND INTERACTION GROUP LLC
STATEMENTS OF CASH FLOWS
(Audited)

	For the Years Ended
	December 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(241,216)	$(8,375)
Adjustments to reconcile net loss from operations to net cash used in operating activities:
Amortization of intangible asset	148	—
Changes in assets and liabilities:
Prepaid expense	1,416	(1,416)
Accounts payable and accrued expense	23,383	24,957

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(216,269)	15,166

CASH FLOWS FROM INVESTING ACTIVITIES:
Cost of trademark registrations	(4,444)	—

NET CASH USED IN INVESTING ACTIVITIES	(4,444)	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Member distributions	(16,035)	(190,000)
Proceeds from issuance of note payable	120,000	—
Proceeds from loans payable	—	125,000
Proceeds from related party advances	114,981	56,442

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	218,946	(8,558)

NET INCREASE IN CASH	(1,767)	6,608

CASH — beginning of year	7,159	551

CASH — end of year	$5,392	$7,159

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$2,944	$—

Income taxes	$—	$—

NON-CASH INVESTING AND FINANCING ACTIVITIES:

Members’ loans inluding accrued interest reclassified to capital contributions	$233,968	$—

See accompanying notes to audited financial statements.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
Brand Interaction Group LLC (the “Company”), a New Jersey limited liability company, began operations on December 1, 2006. The Company operates as a sports entertainment and media business focused on promotion of fantasy league events through live events and the sale and marketing of various sports oriented products and services.
Use of estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheets and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates in 2009 and 2008 include the useful life and valuation of intangible assets.
ASB Accounting Standards Codification
The issuance by the FASB of the Accounting Standards CodificationTM (the “Codification”) on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that GAAP is referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations, and interpretive guidance issued by the SEC or its staff. The change affects the way the Company refers to GAAP in financial statements and in its accounting policies. All existing standards that were used to create the Codification became superseded. Instead, references to standards consist solely of the number used in the Codification’s structural organization.
Fair value of financial instruments
Effective January 1, 2008, the Company adopted FASB ASC 820, “Fair Value Measurements and Disclosures”, for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value and expands disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company’s financial position or operating results, but did expand certain disclosures.
ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.
Cash and cash equivalents include money market securities that are considered to be highly liquid and easily tradable as of December 31, 2009 and 2008. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as Level 1 within our fair value hierarchy.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The carrying amounts reported in the balance sheet for cash, accounts payable and accrued expenses, and due to related parties approximate their estimated fair market value based on the short-term maturity of these instruments. The carrying amount of the note payable and loans payable at December 31, 2009 and 2008, approximate their respective fair value based on the Company’s incremental borrowing rate.
In addition, FASB ASC 825-10-25 Fair Value Option was effective for January 1, 2008. ASC 825-10-25 expands opportunities to use fair value measurements in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. The Company did not elect the fair value options for any of its qualifying financial instruments.
Cash and cash equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.
Intangible Asset
The Company records the purchase of intangible assets not purchased in a business combination in accordance with ASC 350-10 “Goodwill and Other Intangible Assets” and records intangible assets acquired in a business combination or acquisition in accordance with ASC Topic 805 “Business Combinations”.
Impairment of long-lived assets
Long-Lived Assets of the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable, pursuant to guidance established in ASC 360-10-35-15, “Impairment or Disposal of Long-Lived Assets”. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the years ended December 31, 2009 and 2008.
Income taxes
The Company is organized as a limited liability company whereby elements of income taxation including income, expense, credits and allowances of the Company are reflected in a proportional basis on the members’ individual income tax returns. Accordingly, there is no provision for income taxes in these financial statements.
Revenue recognition
The Company follows the guidance of the FASB ASC 605-10-S99 “Revenue Recognition Overall — SEC Materials”. The Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. Revenues consist principally of ticket sales to live events, sales of sponsorship and advertising both through online or live events, and sales of various sports oriented products at these live events. Sponsorship and advertising revenue includes fees obtained for the right to sponsor our live events.
The following policies reflect specific criteria for the various revenues streams of the Company:
Advance ticket sales and event-related revenues for future events are deferred until earned, which is generally once the events are conducted. The recognition of event-related expenses is matched with the recognition of event-related revenues.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The Company recognizes revenue from sponsorship, advertising and marketing agreements when earned in connection with fantasy league events as set forth in the sponsorship or advertising agreement upon completion of the event.
Revenues from the sale of sports products are recognized at the point of sale at the live event concession stands.
Advertising, marketing and selling costs
Advertising, marketing and selling costs are expensed as incurred. Such expenses for the year ended December 31, 2009 and 2008 totaled approximately $148,577 and $3,492, respectively.
Concentrations of credit risk
Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, and notes payable. The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000 between January 2007 and October 2008 and $250,000 for interest-bearing accounts and an unlimited amount for noninterest-bearing accounts after October 2008. During the years ended December 31, 2009 and 2008, the Company has not reached bank balances exceeding the FDIC insurance limit. While the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits, it cannot reasonably alleviate the risk associated with the sudden failure of such financial institutions. The Company’s investment policy is to invest in low risk, highly liquid investments. The Company does not believe it is exposed to any significant credit risk in its cash investment.
Subsequent Events
In May 2009, the FASB issued ASC Topic 855: “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. For purposes of determining whether a post-balance sheet event should be evaluated to determine whether it has an effect on the financial statements for the year ended December 31, 2009, subsequent events were evaluated by the Company as of the date on which the financial statements at and for the year ended December 31, 2009, were available to be issued. The Company has concluded that all subsequent events have been properly disclosed.
Related Parties
Parties are considered to be related to the Company if the parties that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as a distribution to related party.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Recent Accounting Pronouncements
In June 2009, the FASB issued Accounting Standards Update No. 2009-01, “Generally Accepted Accounting Principles” (ASC Topic 105) which establishes the FASB Accounting Standards Codification (“the Codification” or “ASC”) as the official single source of authoritative U.S. generally accepted accounting principles (“GAAP”). All existing accounting standards are superseded. All other accounting guidance not included in the Codification will be considered non-authoritative. The Codification also includes all relevant Securities and Exchange Commission (“SEC”) guidance organized using the same topical structure in separate sections within the Codification.
Following the Codification, the Board will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASU”) which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.
The Codification is not intended to change GAAP, but it will change the way GAAP is organized and presented. The Codification is effective for our third-quarter 2009 financial statements and the principal impact on our financial statements is limited to disclosures as all future references to authoritative accounting literature will be referenced in accordance with the Codification.
In May 2009, the FASB issued ASC Topic 855, “Subsequent Events”. This guidance is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or available to be issued. It is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of this guidance did not have a material impact on our consolidated financial statements.
In June 2009, the FASB issued ASC Topic 810-10, “Amendments to FASB Interpretation No. 46(R)”. This updated guidance requires a qualitative approach to identifying a controlling financial interest in a variable interest entity (VIE), and requires ongoing assessment of whether an entity is a VIE and whether an interest in a VIE makes the holder the primary beneficiary of the VIE. It is effective for annual reporting periods beginning after November 15, 2009. The adoption of ASC Topic 810-10 did not have a material impact on the results of operations and financial condition.
In October 2009, the FASB issued ASU No. 2009-13, “Multiple-Deliverable Revenue Arrangements.” This ASU establishes the accounting and reporting guidance for arrangements including multiple revenue-generating activities. This ASU provides amendments to the criteria for separating deliverables, measuring and allocating arrangement consideration to one or more units of accounting. The amendments in this ASU also establish a selling price hierarchy for determining the selling price of a deliverable. Significantly enhanced disclosures are also required to provide information about a vendor’s multiple-deliverable revenue arrangements, including information about the nature and terms, significant deliverables, and its performance within arrangements. The amendments also require providing information about the significant judgments made and changes to those judgments and about how the application of the relative selling-price method affects the timing or amount of revenue recognition. The amendments in this ASU are effective prospectively for revenue arrangements entered into or materially modified in the fiscal years beginning on or after June 15, 2010. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
In October 2009, the FASB issued ASU No. 2010-14, “Certain Revenue Arrangements That Include Software Elements.” This ASU changes the accounting model for revenue arrangements that include both tangible products and software elements that are “essential to the functionality,” and scopes these products out of current software revenue guidance. The new guidance will include factors to help companies determine what software elements are considered “essential to the functionality.” The amendments will now subject software-enabled products to other revenue guidance and disclosure requirements, such as guidance surrounding revenue arrangements with multiple-deliverables. The amendments in this ASU are effective prospectively for revenue arrangements entered into or materially modified in the fiscal years beginning on or after June 15, 2010. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” an amendment to ASC Topic 820, “Fair Value Measurements and Disclosures.” This amendment requires an entity to: (i) disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers and (ii) present separate information for Level 3 activity pertaining to gross purchases, sales, issuances, and settlements. ASU No. 2010-06 is effective for the Company for interim and annual reporting beginning after December 15, 2009, with one new disclosure effective after December 15, 2010. The adoption of ASU No. 2010-06 did not have a material impact on the results of operations and financial condition.
In February 2010, the FASB issued an amendment to the accounting standards related to the accounting for, and disclosure of, subsequent events in an entity’s consolidated financial statements. This standard amends the authoritative guidance for subsequent events that was previously issued and among other things exempts Securities and Exchange Commission registrants from the requirement to disclose the date through which it has evaluated subsequent events for either original or restated financial statements. This standard does not apply to subsequent events or transactions that are within the scope of other applicable GAAP that provides different guidance on the accounting treatment for subsequent events or transactions. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In July 2010, the FASB issued ASU No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. ASU 2010-20 requires additional disclosures about the credit quality of a company’s loans and the allowance for loan losses held against those loans. Companies will need to disaggregate new and existing disclosures based on how it develops its allowance for loan losses and how it manages credit exposures. Additional disclosure is also required about the credit quality indicators of loans by class at the end of the reporting period, the aging of past due loans, information about troubled debt restructurings, and significant purchases and sales of loans during the reporting period by class. The new guidance is effective for interim- and annual periods beginning after December 15, 2010. The Company anticipates that adoption of these additional disclosures will not have a material effect on its financial position or results of operations.
Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 2 — GOING CONCERN CONSIDERATIONS
The accompanying financial statements are prepared assuming the Company will continue as a going concern. At December 31, 2009, the Company had an accumulated deficit of $277,725 and a working capital deficit of $298,528. Additionally, for the year ended December 31, 2009, the Company incurred net losses of $241,216, and had negative cash flows from operations in the amount of $216,269. The ability of the Company to continue as a going concern is dependent upon increasing sales and obtaining additional capital and financing. While the Company is attempting to increase revenues, the growth has not been significant enough to support the Company’s daily operations. During the year ended December 31, 2009, the Company received proceeds from related party advances and note payable totaling $234,981. Management intends to attempt to raise additional funds by way of a public or private offering. In May 2010, the Company obtained debt financing of $110,000. In June 2010, the Company’s business and assets and certain liabilities were acquired and assumed by Eclips Media Technologies, Inc. pursuant to an Asset Purchase Agreement. While the Company believes in the viability of its strategy to increase sales volume and in its ability to raise additional funds, there can be no assurances to that effect.
NOTE 3 — INTANGIBLE ASSET
Intangible asset include the cost of trademark registration in connection with a sports trademark. The Company has classified this cost as an intangible asset and will be amortize over the period of the expected revenues to be derived from this asset, generally for 5 years. The net carrying amount of intangible asset was $4,296 as of December 31, 2009.
Amortization expense was $148 and $0 for the year ended December 31, 2009 and 2008, respectively.
Amortization expense attributable to future periods is as follows:

Year ending December 31:
2010	$889
2011	889
2012	889
2013	889
2014	740

$4,296

NOTE 4 — NOTE PAYABLE
In June 2009, the Company issued a secured note payable amounting to $120,000. The note payable shall accrue at the bank’s prime rate plus 1.55% but such interest rate shall not be lower than 5%. Accrued interest shall be due and payable in a monthly basis. In any event, this note shall be due and payable in full, including all principal and accrued interest, on demand. This note is secured by collateral owned by Mr. Fred Simon who is a member of the Company and the father of the President of the Company. The Company recorded interest expense of approximately $3,000 for the year ended December 31, 2009.
NOTE 5 — LOAN PAYABLE — LONG TERM
Between March 2008 and October 2008, the Company issued loans payable to investors for an aggregate amount of $125,000 with maturity dates between March 3, 2010 and April 15, 2011. These loans shall bear 6% interest per annum. Each $25,000 of the loan could be converted to 0.8125% of membership interest in the Company. During fiscal 2009, the Company reclassified these loans including accrued interest of $129,685 to members’ capital contribution.
As of December 31, 2009 and 2008, the outstanding principal balance of loans payable — long term was $0 and $125,000, respectively. The Company recorded accrued interest of $0 and $4,685 for the year ended December 31, 2009 and 2008, respectively.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 6 — RELATED PARTY TRANSACTIONS
Due from related party
During fiscal 2007 and 2008, the Company issued loan payable to Mr. Fred Simon, a member of the Company and the father of the President of the Company for $99,000 and shall mature on August 21, 2010. The loan shall bear 6% interest per annum. Each $25,000 of the loan could be converted to 0.8125% of membership interest in the Company. The holder must notify the Company of its intention to convert no later than February 21, 2010. During fiscal 2009, the Company reclassified this related party loan including accrued interest of $104,283 to members’ capital contribution.
As of December 31, 2009 and 2008, the outstanding principal balance was $0 and $99,000, respectively. The Company recorded accrued interest of $0 and $5,283 for the year ended December 31, 2009 and 2008, respectively.
The President of the Company, from time to time, provided advances to the Company for operating expenses. At December 31, 2009 and 2008, the Company had a payable to the President of the Company amounting to $127,206 and $6,942, respectively. These advances are short-term in nature and non-interest bearing.
NOTE 7 —MEMBERS’ DEFICIT
During the year ended December 31, 2009 and 2008, the Company distributed from its equity accounts $16,035 and $190,000, respectively, to its members.
During fiscal 2009, the Company reclassified members’ loans including accrued interest of $233,968 to members’ capital contribution.
NOTE 8 — SUBSEQUENT EVENTS
In April 2010, the Company entered into a consulting agreement with K-Labs, LLC (“K-Labs”) whereby K-Labs will promote and market the Company’s brand called SUPERDRAFTTM and the 2010 SUPERDRAFT event. K-Labs will also provide consulting, strategic development and advisory services for the 2010 SUPERDRAFT event. The term of this agreement shall continue until December 2010. K-Labs shall be paid a guaranteed consulting fee of $135,000 and payable as follows: 25% in September 2010, 25% in October 2010 and 50% in November 2010. In addition, the Company will pay K-labs a percentage share of gross profit associated with the 2010 SUPERDRAFT event based on the total number of attendees. Such share of gross profit may be paid up to 5% of the shares, based on the total number of attendees, to be received in connection with the Acquisition that occurred on June 21, 2010 (see below) as defined in the agreement.
In May 2010, the Company entered into a demand promissory note agreement and security agreement with Eclips Media Technologies, Inc., a company we have entered into an Asset Purchase Agreement in June 2010 (see below). The note payable was in the amount of $110,000 and bears interest at 6% per annum. This note is secured by collateral or certain properties owned by the Company as defined in the security agreement. Furthermore, this note payable is personally guaranteed by the President of the Company.

BRAND INTERACTION GROUP LLC
NOTES TO AUDITED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008
NOTE 8 — SUBSEQUENT EVENTS (continued)
On June 21, 2010, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with SD Acquisition Corp. (“SD”), a newly formed, wholly owned New York subsidiary of Eclips Media Technologies, Inc. (“Eclips”). On June 21, 2010, SD acquired all of the business and assets and assumed certain liabilities of the Company. The liabilities assumed include certain accounts payable, estimated partial balance owed to a credit card company and the demand promissory note of $110,000 with Eclips.
As consideration for the Acquisition by SD, the Company received 20,000,000 shares of Eclips’s common stock valued at $0.04 per share (applying FASB ASC 805 “Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination”). The total purchase price was $868,152 and includes common stock valued at $800,000 and incurred legal fees of $68,152. Additionally, in May 2010, Eclips’s issued a demand promissory note agreement and security agreement in the amount of $110,000 with the Company and such promissory note is included in the liabilities assumed and has been recognized as intercompany transaction following the acquisition. Thus such intercompany transaction has been eliminated in consolidation. The purchase price was allocated as follows:

Assets Acquired
Cash	$9,518
Intangible
Trademark	3,863
Goodwill	1,038,577

Total assets acquired	1,051,958

Liabilities Assumed	183,806

Net assets acquired	$868,152